                                                                   EXHIBIT 10.27



                          FIFTH MODIFICATION AGREEMENT
                                       OF
                                 LOAN AGREEMENT
                                    BETWEEN
                      INTEGRATED PROCESS EQUIPMENT CORP.,
                                IPEC CLEAN, INC.
                              IPEC PRECISION, INC.
                               IPEC PLANAR, INC.,
                  FORMERLY KNOWN AS IPEC PLANAR PHOENIX, INC.,
               SUCCESSOR BY MERGER TO IPEC PLANAR PORTLAND, INC.,
                                      AND
                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
         SUCCESSOR-BY-MERGER TO FIRST INTERSTATE BANK OF ARIZONA, N.A.,
                           INDIVIDUALLY AND AS AGENT

                           DATED AS OF APRIL 30, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.      DEFINITIONS........................................................... 2

2.      PRIOR LOAN AGREEMENTS................................................. 2

        2.1  Existing Indebtedness............................................ 2
        2.2  Prior Modifications.............................................. 2
        2.3  Prior Loan Agreements Acknowledgments............................ 3
        2.4  Release.......................................................... 4

3.   ADDITIONAL CONSIDERATION FOR FORBEARANCE................................. 4

4.   MODIFICATION OF LOAN AGREEMENT........................................... 4

        4.1  Additions and Substitutions to the Definitions and Miscellaneous
             Provisions Section............................................... 4
        4.2  Amendment of Section 4.3(b)...................................... 5
        4.3  Amendment of Section 6.2(a)...................................... 5
        4.4  Amendment of Section 8.1(j)...................................... 6
        4.5  Amendment of Section 9.9......................................... 6
        4.6  Amendment of Section 9.14........................................ 6
        4.7  Amendment of Annex 1............................................. 6

5.   REAFFIRMATIONS AND ACKNOWLEDGMENTS....................................... 7

        5.1  Reaffirmations and Certifications................................ 7
        5.2  No Waiver........................................................ 7
        5.3  Miscellaneous.................................................... 8

                          FIFTH MODIFICATION AGREEMENT
                                       OF
                                 LOAN AGREEMENT
                                    BETWEEN
                      INTEGRATED PROCESS EQUIPMENT CORP.,
                                IPEC CLEAN, INC.
                              IPEC PRECISION, INC.
                               IPEC PLANAR, INC.,
                  FORMERLY KNOWN AS IPEC PLANAR PHOENIX, INC.,
               SUCCESSOR BY MERGER TO IPEC PLANAR PORTLAND, INC.,
                                      AND
                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
         SUCCESSOR-BY-MERGER TO FIRST INTERSTATE BANK OF ARIZONA, N.A.,
                           INDIVIDUALLY AND AS AGENT

                           DATED AS OF APRIL 30, 1997


                                   RECITALS:
                                   --------

     A. INTEGRATED PROCESS EQUIPMENT CORP., a Delaware corporation ("Parent"), together with IPEC CLEAN, INC., IPEC PRECISION, INC., IPEC PLANAR, INC., formerly known as IPEC PLANAR PHOENIX, INC., successor by merger to IPEC PLANAR PORTLAND, INC. (collectively, together with Parent, hereinafter "BORROWERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to FIRST INTERSTATE BANK OF ARIZONA, N.A. ("WELLS FARGO") (WELLS FARGO and any other lender who becomes a party hereto under subsection 12.6 of the Loan Agreement being herein referred to collectively as the "Banks" and individually as a "Bank"), and WELLS FARGO as agent for the Banks (in such capacity, together with any successor agent appointed hereunder, the "Agent"), are parties to that certain Loan Agreement, made and entered into as of April 24, 1996, and thereafter amended from time to time (collectively, the "Loan Agreement").

     B. Borrowers, Bank and Agent have agreed to modify the Loan Agreement as hereinafter set forth.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, for due and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.  DEFINITIONS.

     Words and terms defined in the Loan Agreement shall have the same meanings when used in this Fifth Modification Agreement, except as otherwise indicated. "Fifth Modification" means this Fifth Modification Agreement of the Loan Agreement.

      2.  PRIOR LOAN AGREEMENTS.

           2.1 Existing Indebtedness.  Borrowers are currently indebted to Bank
               ---------------------
in the principal amount of $4,000,000.00.

           2.2 Prior Modifications.  The Loan Agreement has previously been
               -------------------
modified as follows:

     First Modification as of August 22, 1996:
     ----------------------------------------

     Article 8.1 Section (b)(ii) was deleted in its entirety.

     Second Modification as of October 24, 1996:
     ------------------------------------------

     Section 9.12 of the Loan Agreement was restated in its entirety to read as follows:

          "The Quick Ratio shall not be less than .85:1.0 as of the last day of the fiscal quarter of Parent ending September 30, 1996, and shall not be less than 1.0:1.0 as of the last day of every fiscal quarter of Parent thereafter."

     Third Modification as of February 13, 1997:
     ------------------------------------------

     Section 6.2, Paragraph (a) was deleted in its entirety, and the following substituted therefor:

               "(a)  Current Borrowing Base Certificate.  As of the date of such
                     ----------------------------------
          Advance, Borrowers shall have furnished the Agent a Borrowing Base Certificate duly completed and certified as true, complete and correct by an Authorized Person, setting forth the Borrowing Base as of a date not earlier than the fifth Business Day preceding the date of the requested Advance."

     Section 8.1, Paragraph (j) was deleted in its entirety, and the following substituted therefor:

               "(j)  Borrowing Base Certificate.  Within fifteen (15) days after
                     --------------------------
          the last day of each month, a Borrowing Base Certificate, duly completed, as of the last Business Day of the month immediately preceding the date of delivery of such Borrowing Base Certificate, certified as true, complete and correct by an Authorized Person. The identification of Accounts that are not Eligible Accounts pursuant to clause (ii) of the definition of "Eligible Accounts" shall be determined in all instances by reference to the date of the applicable invoice, and not by reference to the payment due date set forth on an invoice under standard or other payment terms. Additionally, as of the date of each Advance, Borrower shall deliver a Borrowing Base Certificate as required in Section 6.2(a) hereof."

     Section 9.14 was deleted in its entirety, and the following substituted therefor:

               "9.14  Tangible Net Worth.  Tangible Net Worth, as of the last
                      ------------------
          day of any fiscal quarter of Parent (except for the fiscal quarter ended December 31, 1996), shall not be less than the sum of (i) $85,000,000 plus 100% of the aggregate amount of equity contributions
                      ----
          made to Parent after December 31, 1995, plus 75% of Parent's
                                                  ----
          consolidated positive net income for each fiscal quarter commencing with the fiscal quarter ended March 31, 1996. For the fiscal quarter ended December 31, 1996, Tangible Net Worth shall not be less than $100,000,000."

     Fourth Modification as of March 28, 1997:
     ----------------------------------------

     Section 9.14 was deleted in its entirety, and the following substituted therefor:

               "9.14  Tangible Net Worth.  Tangible Net Worth, as of the last
                      ------------------
          day of any fiscal quarter of Parent (except for the fiscal quarters ending December 31, 1996 and March 31, 1997), shall not be less than the sum of (i) $85,000,000 plus 100% of the aggregate amount of equity
                                     ----
          contributions made to Parent after December 31, 1995, plus 75% of
                                                                ----
          Parent's consolidated positive net income for each fiscal quarter commencing with the fiscal quarter ended March 31, 1996. For the fiscal quarters ending December 31, 1996 and March 31, 1997, Tangible Net Worth shall not be less than $100,000,000."

          2.3  Prior Loan Agreements Acknowledgments.  Borrowers acknowledge
               -------------------------------------
with respect to the amounts owing to Bank under the Loan Documents that Borrowers have no offset, defense or counterclaim with respect thereto, no claim or defense in abatement or reduction thereof, nor any other claim against Bank or with respect to any document forming part of the transaction in respect of which the Loan Documents were made or forming part of any other transaction under which Borrowers are indebted to Bank. Borrowers acknowledge that all interest imposed under the Loan Documents through the date hereof, and all fees and other charges that have been collected from or imposed upon Borrowers with respect to the Loans evidenced by the Loan Documents were and are agreed to, and were properly computed and collected.

          2.4  Release.  Borrowers, effective on and from the date of this
               -------
Agreement, do hereby unconditionally, absolutely and irrevocably release Bank and its respective employees, agents (including

Agent) and officers from any and all Claims (as the term is defined in this
Section 2.4) and defenses against them or any of them, and agree that Bank and its respective employees, agents and officers shall have no liability to Borrowers by reason of anything occurring prior to the date of this Agreement. Accordingly, this Agreement is made to compromise, resolve, settle, and terminate all actual and potential Claims by reason of anything occurring prior to the date of this Agreement. The term "Claims" as used in this Section 2.4 means all claims, complaints, demands, causes of action, damages, costs, expenses, fees, and all other debts, liabilities or obligations of every sort and description, direct and indirect, fixed or contingent, known or unknown, and whether or not liquidated, arising out of, caused by, or otherwise related in any way to events or transactions occurring prior to the date of this Agreement between or affecting any of the parties hereto. Borrowers agree that this general release extends to Claims which Borrowers may not know of or suspect to exist in their favor at the time of executing this release, and Borrowers specifically waive the provisions of any law to the contrary.

      3.  ADDITIONAL CONSIDERATION FOR FORBEARANCE.

     In consideration of the modification as herein stated, Borrowers shall simultaneously with their execution of this Fifth Modification Agreement pay and reimburse Agent and Bank for all of the Agent's and Bank's unreimbursed legal expenses incurred in the preparation of this Agreement and other documents necessary to continue the perfection of the security interests previously granted.

      4.  MODIFICATION OF LOAN AGREEMENT.

          4.1  Additions and Substitutions to the Definitions and Miscellaneous
               ----------------------------------------------------------------
Provisions Section.  In the Definitions and Miscellaneous Provisions Section:
------------------
(i) add the following definition:

          "Prior Loan Agreement" means, collectively, Loan Documents as
           --------------------
          described and defined in the Loan Agreement, as amended and modified, as described in Article 2 hereof.

(ii) modify the definition of "RCF Repayment Date" to read as follows:
                               ------------------

          "RCF Repayment Date":  April 23, 1998, or such later date as may from
           ------------------
          time to time be determined pursuant to Section 2.1(c) of this Loan Agreement.

(iii) modify the definition of "Termination Date" by adding the following:
                                ----------------

          "; provided, however, the Termination Date with respect to the Take-
             --------
          Out Term Loan shall, absent Agent exercising its option under clause
          (b), be April 23, 1999."

           4.2 Amendment of Section 4.3(b).  Amend and restate Section 4.3(b) of
               ---------------------------
the Loan Agreement to read as follows:

               (b) Take-Out Term Loan.  The original principal amount of the
                   ------------------
          Take-Out Term Loan (which in no event shall be less than $1,000,000) shall be divided into twelve (12) equal amounts (each, a "Payment Amount") and the unpaid principal balance shall be paid in consecutive monthly installments, each in an amount equal to the Payment Amount plus accrued but unpaid interest. The first such installment shall be due and payable on May 15, 1998, and each subsequent installment shall be due and payable on the corresponding date which is one month later;

          provided, that the last installment shall in all events be in an
          --------
          amount necessary to repay the full unpaid principal amount of the Take-Out Term Loan. Borrowers may apportion the outstanding principal balance of the Take-Out Term Loan such that different portions bear interest at different Available Interest Rates;

          provided, that no such portion shall be in an amount less than
          --------
          $500,000, and no such portion subject to a LIBOR Rate may have an Interest Period that extends beyond 30 days or that ends on a date other than the fifteenth (15th) day of a month. Interest accrued on portions of the Take-Out Term Loan which bear interest at the Prime Rate during a calendar month shall be due and payable on the fifteenth
          (15th) day of the immediately following calendar month. Interest accrued on portions of the Take-Out Term Loan which bear interest at a LIBOR Rate shall be due and payable on the last day of the Interest Period therefor. Notwithstanding the foregoing, from and after the earlier of (i) the last day of any Interest Period in effect on that date immediately preceding the RCF Termination Date, and (ii) the 90th day following the RCF Termination Date, not more than two portions of the Take-Out Term Loan shall bear interest at the LIBOR Rate. All accrued and unpaid interest on the Take-Out Term Loan shall be due and payable on the Take-Out Term Loan Termination Date. Amounts repaid under the Take-Out Term Loan may not be reborrowed.

           4.3 Amendment of Section 6.2(a).  Amend and restate Section 6.2(a) of
               ---------------------------
the Loan Agreement to read as follows:

               (a) Current Borrowing Base Certificate.  As of the date of such
                   ----------------------------------
          Advance, Borrowers shall have furnished the Agent a Borrowing Base Certificate meeting the requirements of Section 8.1(j) hereof,

          provided, however, that if the aggregate principal amount of all
          --------  -------
          Advances under the RCF (together with all amounts then requested under any Request For Advance) shall exceed $15 million, Borrowers shall have delivered to the Agent a Borrowing Base Certificate setting forth the Borrowing as of a date not earlier than the fifth Business Day preceding the date of the requested Advance.

           4.4 Amendment of Section 8.1(j).  Amend and restate Section 8.1(j) of
               ---------------------------
the Loan Agreement to read as follows:

               (j) Borrowing Base Certificate.  Within 15 days after the last
                   --------------------------
          day of each month, a Borrowing Base Certificate, duly completed, as of the last Business Day of the month immediately preceding the date of delivery of such Borrowing Base Certificate, certified as true, complete and correct by an Authorized Person. The identification of Accounts that are not Eligible Accounts pursuant to clause (ii) of the definition of "Eligible Accounts" shall be determined in all instances by reference to the date of the applicable invoice, and not by reference to the payment due date set forth on an invoice under standard or other payment terms.

           4.5 Amendment of Section 9.9.  Amend and restate Section 9.9 of the
               ------------------------
Loan Agreement to read as follows:

               9.9  Operating Income.  Borrowers shall not fail to have had
                    ----------------
          Operating Income greater than zero (a) as at the end of any fiscal year (beginning with the fiscal year ending June 30, 1998), or (b) during any period of two consecutive fiscal quarters (beginning with March 31, 1997).

           4.6 Amendment of Section 9.14.  Amend and restate Section 9.14 of the
               -------------------------
Loan Agreement to read as follows:

               9.14  Tangible Net Worth.  Tangible Net Worth, as of the last day
                     ------------------
          of any fiscal quarter of Parent shall not be less than the sum of (i) $95,000,000 plus 100% of the aggregate amount of equity contributions
                      ----
          made to Parent after December 31, 1996, plus 75% of Parent's
                                                  ----
          consolidated positive net income for each fiscal quarter commencing with the fiscal quarter ended March 31, 1997.

           4.7 Amendment of Annex 1.  Amend and restate Annex 1 to the Loan
               --------------------
Agreement to read as follows:

                                    ANNEX 1
                                       to
                                 LOAN AGREEMENT

                        COMMITMENT AMOUNTS OF THE BANKS

I.   RCF Commitments:
     ---------------

                                                           RCF Commitment Amount
                                                           ---------------------

     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     successor-by-merger to
     First Interstate Bank of Arizona, N.A.,                 $20,000,000

               Total RCF Commitments:                        $20,000,000

      5.  REAFFIRMATIONS AND ACKNOWLEDGMENTS.

          5.1  Reaffirmations and Certifications.  Borrowers reaffirm and/or
               ---------------------------------
certify to the Bank: (i) the accuracy in all material respects, as of the date hereof, of all of the respective representations and warranties made by Borrowers in the Loan Documents except as has been disclosed in writing to Agent; (ii) Borrowers are in compliance in all material respects with the covenants, agreements and conditions of the Loan Agreement; (iii) no Default or Potential Default has occurred or is existing (or, if a Default or Potential Default exists, a description of such Default or Potential Default and the action being taken or proposed to be taken with respect thereto) has been given to the Agent; (iv) there exists no event or occurrence including any litigation or proceeding affecting Borrowers, which has caused or would cause any Material Adverse Effect on (a) the business, assets, financial condition, results of operations, or cash flow of Borrowers, taken as a whole, in each case from that represented to exist in the financial statements that have been furnished to the Agent, or (b) the current or prospective ability of Borrowers to perform any of their payment or other material obligations under the Loan Agreement and each other Loan Documents; (v) Borrowers continue to have good and marketable title to or valid leasehold interests in the Collateral, free and clear of all Liens, encumbrances and claims whatsoever, except for the Permitted Liens; (vi) No financing statement, security agreement or other public notice covering the Collateral is on file or on record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Banks, pursuant to this Security Agreement, or as may evidence a Permitted Lien, or as otherwise allowed by the Loan Documents; (vii) Agent, for the benefit of the Banks, has a valid and perfected first priority security interest in the Collateral (as that term is defined in the Security Agreement between Parent and First Interstate Bank of Arizona, N.A., dated April 24, 1996); and (viii) all actions necessary to be taken by Borrowers' respective Boards of Directors have been taken to authorize and approve this Agreement.

          5.2  No Waiver.  By entering into this Fifth Modification Agreement,
               ---------
the Bank does not waive any existing Default of which it is unaware or any Default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among the parties hereto. As of the making of this Fifth Modification Agreement, the Bank is not aware of any existing Default.

          5.3  Miscellaneous.  Borrowers agree: (a) to provide and execute as
               -------------
necessary all other documents reasonably required by Agent and Bank to give effect to this Fifth Modification Agreement, including documents necessary to the continued perfection of security interests previously granted by Borrowers;
(b) this Fifth Modification Agreement is not intended for and shall not be construed for the benefit of any party not a signatory hereto; (c) this Fifth Modification Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; (d) this Fifth Modification Agreement constitutes the entire agreement (including all representations and promises made) among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged; and, (e) time is of the essence hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Modification Agreement as of the day and year first above written.


                                    "BORROWERS":

                                    INTEGRATED PROCESS EQUIPMENT CORP.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO


                                    IPEC CLEAN, INC.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO


                                    IPEC PRECISION, INC.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO


                                    IPEC PLANAR, INC.,
                                    formerly known as IPEC Planar Phoenix, Inc., successor by merger to IPEC Planar Portland, Inc.


                                    By /s/ John S. Hodgson
                                       -------------------
                                       Its Vice President and CFO

                                    "AGENT":

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor-by-merger to FIRST INTERSTATE BANK
                                    OF ARIZONA, as Agent


                                    By /s/ John Helms
                                       --------------
                                       Its Vice President



                                    "BANK":

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    successor-by-merger to FIRST INTERSTATE BANK
                                    OF ARIZONA


                                    By /s/ John Helms
                                       --------------
                                       Its Vice President


                                    Address for Notices:

                                    Wells Fargo Bank, National Association
                                    Post Office Box 53456
                                    Phoenix, Arizona 85072
                                    Attention: John Helms
                                    Regional Commercial Banking Office
                                    MAC 4101-251
                                    Telefacsimile: (602) 229-4409